UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 27, 2013

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	000-30734 (Commission File Number)	80-0551965 (I.R.S. Employer Identification No.)

160 Broadway 13th Floor, New York, NY 10038

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (646) 443-2380

                                                     None

(Former name or former address, if changed since last report)

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

The information provided in Item 2.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a registrant.

On August 27, 2013, the subsidiaries of Corporate Resource Services, Inc. (the “Company”) entered into amendments to their account purchase agreements (“Asset Purchase Agreement”) with Wells Fargo Bank, National Association (“Wells Fargo”) in order to increase the aggregate maximum amount the Company can borrow from Wells Fargo to $80.0 million.  The terms of each such agreement were previously described in Items 1.01 and 2.03 of the Forms 8-K listed below, which are incorporated herein by reference:

•

Form 8-K filed with the Securities Exchange Commission (“SEC”) on September 1, 2010 relating to the Account Purchase Agreement between Insurance Overload Services, Inc., a Delaware Corporation (“Insurance Overload”), and Wells Fargo dated as of August 27, 2010;

•

Form 8-K filed with the SEC on November 5, 2010 relating to the Account Purchase Agreement between Corporate Resource Development, Inc., a Delaware Corporation (“CRD”), and Wells Fargo dated as of November 2, 2010;

•

Form 8-K filed with the SEC on February 1, 2011 relating to the Account Purchase Agreement between Diamond Staffing Services, Inc., a Delaware Corporation (“Diamond”), and Wells Fargo dated as of January 31, 2011;

•

Form 8-K filed with the SEC on November 25, 2011 relating to the Amended and Restated Account Purchase Agreement between TS Staffing Services, Inc., a Texas Corporation (“TS Staffing”), and Wells Fargo, dated as of November 21, 2011; and,

•

Form 8-K filed with the SEC on June 21, 2013 relating to the Account Purchase Agreement and amendment hereto between Accountabilities, Inc., a Delaware Corporation (“Accountabilities”), and Wells Fargo dated as of June 13, 2013.

On August 27, 2013, CRD, TS Staffing and Accountabilities entered into a Sixth Amendment to Account Purchase Agreement, Fourth Amendment to Account Purchase Agreement and First Amendment to Account Purchase Agreement, respectively, while Insurance Overload and Diamond Staffing each entered into a separate Fifth Amendment to Account Purchase Agreement with Wells Fargo.

Item 9.01.  Financial Statements and Exhibits

(d)            Exhibits

10.1        Fifth Amendment to Account Purchase Agreement dated as of August 27, 2013, by and between Insurance Overload Services, Inc. and Wells Fargo Bank, National Association.

10.2        Sixth Amendment to Account Purchase Agreement dated as of August 27, 2013, by and between Corporate Resource Development, Inc. and Wells Fargo Bank, National Association.

10.3        Fifth Amendment to Account Purchase Agreement dated as of August 27, 2013, by and between Diamond Staffing Services, Inc. and Wells Fargo Bank, National Association.

10.4        Fourth Amendment to Account Purchase Agreement dated as of August 27, 2013, by and between TS Staffing Services, Inc. and Wells Fargo Bank, National Association.

10.5       First Amendment to Account Purchase Agreement dated as of August 27, 2013, by and between Accountabilities, Inc. and Wells Fargo Bank, National Association.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Corporate Resource Services, Inc.

By:	/s/ John P. Messina, Sr.
Name	John P. Messina
Title	Chief Executive Officer

Date:  September 17, 2013